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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported) February 18, 2003

                        COMPOSITE TECHNOLOGY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

      NEVADA                      0-10999                    59-2025386
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(State of incorporation)  (Commission File Number)         (IRS Employer
                                                         Identification No.)

          18881 Von Karman Avenue, Suite 1630, Irvine, California 92612
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               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code (949) 756-1091


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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

A copy of the press release issued by Composite Technology Corporation on February 18, 2003 regarding an investment of $500,000 into the company, is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.       Description
-----------       -----------

99.1              Press Release dated February 18, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COMPOSITE TECHNOLOGY CORPORATION
                                    (Registrant)

                                    By: /s/ C. William Arrington
                                        ----------------------------------------
                                    Name: C. William Arrington
                                    Title: President and Chief Operating Officer

Date: February 18, 2003